[Picture of man sitting in chair]




                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                                 A No-Load Fund

                                  ANNUAL REPORT

                                December 31, 2002

                                                  Managed by:
                                                  L. Roy Papp & Associates, LLP
                                                  6225 North 24th Street
                                                  Suite 150
                                                  Phoenix, AZ  85016
                                                  (602)956-1115 Local
                                                  (800)421-4004
                                                  E-mail: invest@roypapp.com
                                                  Web: http://www.roypapp.com

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PAPP SMALL & MID-CAP
    GROWTH FUND, INC. AND RUSSELL 2000 STOCK INDEX THROUGH DECEMBER 31, 2002


-----------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN
-----------------------------------------------
                       1 Year   Since Inception
-----------------------------------------------
Papp Small & Mid-Cap  -18.30%       7.21%
Fund
-----------------------------------------------
Russell  2000 Stock   -20.48%       0.94%
Index
-----------------------------------------------

[Mountain Chart data in thousands]


--------------------------------------------------------
       Year         Papp Small &           Russell 2000
                    Mid-Cap Growth Fund    Stock Index
--------------------------------------------------------
     12/15/98             10                   10
--------------------------------------------------------
         1998             10.8                 10.837
--------------------------------------------------------
         1999             12.21                13.14
--------------------------------------------------------
         2000             16.03                12.74
--------------------------------------------------------
         2001             16.212               13.06
--------------------------------------------------------
         2002             13.246               10.386
--------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. This Fund's performance is measured against that of the Russell 2000 Stock Index, an unmanaged, weighted index that includes stocks of 2000 smaller U.S. companies, with dividends reinvested.


                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2002

                                                                        Number               Fair
                        Common Stocks                                 of Shares             Value
----------------------------------------------------------------------------------   ----------------
 Industrial Services (14.6%)
  Catalina Marketing Corporation*
    (Provider of targeted marketing products and services
    to packaged goods companies and retailers)                            15,000           $ 277,500
  Cintas Corporation
    (Uniform and textile rental company)                                   9,400             430,050
  Expeditors International of Washington, Inc.
    (International air freight forwarding)                                15,000             489,750
  Forrester Research *
    (Provider of strategic technology research)                           11,700             182,169
  Harte-Hanks, Inc.
    (Diversified marketing services provider)                             26,550             495,689
  WPP Group PLC.
    (Worldwide advertising agencies)                                      11,000             416,680
                                                                                     ----------------
                                                                                           2,291,838
                                                                                     ----------------
Financial Services (10.9%)
  Bisys Group *
    (Provider of administration and information services
    to the financial services industry)                                   14,000             222,600
  DST Systems, Inc.*
    (Provides data processing, billing, and outsourcing services to customers in the financial services, utility, and
    telecommunications industries)                                         9,800             348,390
  Fiserv, Inc.*
    (Provides data processing, information management, and
     outsourcing services to the financial services industry)             15,500             526,225
  Investors Financial Services Corporation
     (Provides asset administration services to the financial
     services industry)                                                   17,500             479,325
  SEI Corporation
    (Provider of trust management and accounting services,
    mutual fund and distribution services, and investment
    management services)                                                   5,000             135,900
                                                                                    -----------------
                                                                                         $ 1,172,440
                                                                                    -----------------
Consumer Products (8.9%)
  Alberto-Culver Company
    (Leading distributor of beauty supplies and manufacturer
    of various consumer products)                                          9,700             488,880


The description provided in parentheses of the investment is unaudited.
     *Non-income producing security
        The accompanying notes are an integral part of this financial statement.


                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2002

                                                                        Number               Fair
                  Common Stocks (continued)                           of Shares             Value
------------------------------------------------------------------------------------   -----------------
Consumer Products (8.9%) Continued
  American Italian Pasta Corporation *
    (North American producer of private label pasta)                      12,500          $  449,750
  Clorox Company
    (Manufacturer of bleach and other consumer products)                  11,100             457,875
                                                                                    -----------------
                                                                                           1,396,505
                                                                                    -----------------
Instruments & Testing (7.6%)
   Mettler-Toledo International, Inc.
    (Leading designer, manufacturer, and marketer of weight
     and measurement instruments)                                          9,500             304,570
  Molecular Devices Corporation
    (Designs, manufactures, and markets equipment used in the
     drug discovery process)                                              16,000             263,520
  National Instruments Corporation *
    (Supplier of computer based instrumentation products)                 12,500             406,125
  Waters Corporation*
    (Manufacturer of high performance instruments
    used for life sciences research)                                      10,000             217,800
                                                                                    -----------------
                                                                                           1,192,015
                                                                                    -----------------
Semiconductors & Equipment (7.5%)
  KLA-Tencor Corporation *
    (Designs and produces wafer inspection and process control
    equipment for the semiconductor industry)                             10,000             353,700
  Linear Technology
    (Designer of high performance analog semiconductors)                  14,000             360,080
  Novellus Systems, Inc.*
    (Designs and manufactures semiconductor fabrication equipment)         8,000             224,640
  Semtech Corporation*
    (Designs analog and mixed signal semiconductors)                      21,000             229,320
                                                                                    -----------------
                                                                                           1,167,740
                                                                                    -----------------
Health Care Services (6.8%)
  Express Scripts, Inc.*
    (Independent pharmacy benefit manager)                                 8,500             408,340
  IMS Health, Inc.
    (Provider of information solutions and market
    research to pharmaceutical industry)                                  11,000             176,000
  Patterson Dental Company *
    (Distributor of dental supplies in the U.S. and Canada)               11,000             481,140
                                                                                    -----------------
                                                                                           1,065,480
                                                                                    -----------------


The description provided in parentheses of the investment is unaudited.
    *Non-income producing security
        The accompanying notes are an integral part of this financial statement.



                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2002

                                                                        Number               Fair
                  Common Stocks (continued)                           of Shares             Value
--------------------------------------------------------------------------------  -----------------
Medical Products (6.4%)
  Dentsply International, Inc.
    (Manufacturer of dental consumables and dental equipment)           13,500          $  502,200
  Stryker Corporation
    (Developer and manufacturer of surgical and medical devices)         7,400             496,688
                                                                                  -----------------
                                                                                           998,888
                                                                                  -----------------

Investment Management (6.1%)
  Federated Investors
    (Major U.S. investment management company)                          19,000             482,030
  T. Rowe Price Associates, Inc.
    (No-load mutual fund company)                                       17,200             469,216
                                                                                  -----------------
                                                                                           951,246
                                                                                  -----------------

 Educational Providers (4.3%)
  Apollo Group, Inc.*
    (Provider of higher education programs for working adults)           7,000             308,000
  DeVry, Inc.*
    (Owns and operates post-secondary,
    technical education institutions)                                   22,000             365,420
                                                                                  -----------------
                                                                                           673,420
                                                                                  -----------------

Software (3.8%)
  Advent Software, Inc. *
    (Develops and markets portfolio software for the
    investment management industry)                                      6,000              81,780
  SunGard Data Systems, Inc. *
    (Develops software for investment support systems)                  21,500             506,540
                                                                                  -----------------
                                                                                           588,320
                                                                                   -----------------

Restaurants (3.5%)
  Brinker International, Inc.*
    (Owns, operates, and franchises casual dining restaurants)          16,850             543,412
                                                                                  -----------------

Specialty Retailing (3.4%)
  Family Dollar Stores, Inc.
    (Self-service discount store chain)                                 17,200             536,812
                                                                                  -----------------

The description provided in parentheses of the investment is unaudited.
   *Non-income producing security
       The accompanying notes are an integral part of this financial statement.


                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2002

                                                                         Number               Fair
                  Common Stocks (continued)                            of Shares             Value
---------------------------------------------------------------------------------   -----------------
Broadcasting and Publishing (3.3%)
  Entercom Communications Corporation
    (Radio broadcaster)                                                    5,700         $   267,444
  Saga Communications, Inc.*
    (Radio broadcaster)                                                   13,250             251,750
                                                                                    -----------------
                                                                                              519,194
                                                                                    -----------------

Electronic Equipment (2.9%)
  Molex, Inc.
    (Supplier of interconnection products)                                23,100             459,459
                                                                                    -----------------

Biotechnology (2.9% )
  Techne Corporation*
    (Producer of biotechnology products)                                  16,000             457,088
                                                                                    -----------------

Distributors (2.2%)
  Sigma-Aldrich Corporation
    (Develops, manufactures, and distributes specialty chemicals)          7,000             340,900
                                                                                     -----------------

Telecommunications (1.1%)
  Plantronics, Inc. *
    (Manufactures lightweight telephone headsets)                         11,000             166,430
                                                                                    -----------------



Total Common Stocks  96.2%  (cost $15,306,572)                                         $ 15,061,187
                                                                                    -----------------

Bonds & Notes - 0.0%
  Del Global Promissory Note
     (Yield 6%, Due 3/27/07)                                                            $      2,013
                                                                                    -----------------


Total Investments - 96.2% (cost $15,306,572)                                              15,063,200
Cash and Other Assets, Less Liabilities - 3.8%                                               596,023
                                                                                    -----------------
Net Assets - 100%                                                                       $ 15,659,223
                                                                                    =================



The description provided in parentheses of the investment is unaudited.
   *Non-income producing security
       The accompanying notes are an integral part of this financial statement.


                               PAPP SMALL & MID-CAP GROWTH FUND, INC.
                                STATEMENT OF ASSETS AND LIABILITIES
                                         DECEMBER 31, 2002

                                               ASSETS
Investments, at fair value (cost $15,306,572) (Note 1)                                                     $ 15,063,200
Cash                                                                                                            698,041
Dividends and interest receivable                                                                                 7,416
                                                                                                     -------------------
               Total assets                                                                                  15,768,657

                                            LIABILITIES

Payable for investment securities purchased                                                                     109,434
                                                                                                     -------------------
               Net assets                                                                                  $ 15,659,223
                                                                                                     ===================


                                             NET ASSETS

Paid-in capital                                                                                            $ 16,329,780
Accumulated undistributed net realized loss on investments sold                                                (427,185)
Net unrealized depreciation on investments                                                                     (243,372)
                                                                                                     -------------------
               Net assets applicable to Fund shares outstanding                                            $ 15,659,223
                                                                                                      ==================


Fund shares outstanding                                                                                         823,237
                                                                                                     ===================

Net Asset Value Per Share                                                                                  $      19.02
                                                                                                     ===================
 (Based on 823,237 shares outstanding at December 31, 2002)


    The accompanying notes are an integral part of this financial statement.

                   PAPP SMALL & MID-CAP GROWTH FUND, INC.
                          STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME:
  Dividends                                                           $ 39,706
  Interest                                                               8,366
  Foreign taxes withheld                                                  (351)
                                                           --------------------
               Total investment income                                  47,721
                                                           --------------------

EXPENSES:
  Management fee (Note 3)                                              130,219
  Filing fees                                                           25,607
  Auditing fees                                                         16,092
  Custody fees                                                          14,003
  Legal fees                                                             8,900
  Printing and postage fees                                              3,104
  Directors' attendance fees                                             3,000
  Transfer agent fees (Note 3)                                           1,766
  Other fees                                                             1,475
                                                            --------------------
               Total expenses                                          204,166

  Less fees waived by adviser (Note 3)                                 (41,393)
                                                           --------------------

               Net expenses                                            162,773
                                                           --------------------

Net investment loss                                                   (115,052)
                                                           --------------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Proceeds from sale of securities                                     690,383
  Cost of securities sold                                             (956,423)
                                                           --------------------
      Net realized loss on investments sold                           (266,040)

      Net change in unrealized appreciation on investments          (2,399,488)
                                                           --------------------

Net realized and unrealized loss on investments                     (2,665,528)
                                                           --------------------

DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $    (2,780,580)
                                                           ====================



    The accompanying notes are an integral part of this financial statement.



                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                     STATEMENTS OF CHANGES IN NET ASSETS FOR
                   THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                    2002                    2001
                                                                             --------------------    --------------------
FROM OPERATIONS:
   Net investment loss                                                              $   (115,052)              $ (69,098)
   Net realized loss on investments sold                                                (266,040)               (161,145)
   Net change in unrealized appreciation on investments                               (2,399,488)                383,907
                                                                             --------------------    --------------------

       (Decrease)/Increase in net assets resulting from
       operations                                                                     (2,780,580)                153,664
                                                                             --------------------    --------------------
FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                                       10,116,903               3,065,195
   Net asset value of shares issued to shareholders
        in reinvestment of net realized gain
        on investment securities sold                                                          -                       -
   Payments for redemption of shares                                                 (1,441,422)                (216,684)
                                                                             --------------------    --------------------

        Increase in net assets resulting
        from shareholder transactions                                                  8,675,481               2,848,511
                                                                            --------------------    --------------------


Total increase in net assets                                                           5,894,901               3,002,175
                                                                             --------------------    --------------------


Net assets at beginning of the year                                                    9,764,322               6,762,147
                                                                             --------------------    --------------------


Net assets at end of year                                                          $  15,659,223            $  9,764,322
                                                                             ====================    ====================



   The accompanying notes are an integral part of these financial statements.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

(1)   SIGNIFICANT ACCOUNTING POLICIES:

Papp Small & Mid-Cap Growth Fund, Inc. (the Fund) was incorporated on September 15, 1998 and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on December 15, 1998. The Fund invests with the objective of long-term capital growth in the common stocks of small and mid-capitalization companies.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

         INVESTMENT IN SECURITIES

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

         NET ASSET VALUE, ORDERS, AND REDEMPTIONS

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Standard time, on any day on which that Exchange is open for trading.

         USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

At December 31, 2002, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future capital gains distributions.

Expiration Date                              Amount
------------------------------------     ----------------
December 31, 2009                          $ (161,145)
December 31, 2010                          $ (266,040)
                                         ----------------
  Total capital loss carryover             $ (427,185)
                                         ================



During the year ended December 31, 2002, the Fund's accumulated net investment losses that are not available deductions for tax purposes of $222,617 were reclassified to paid in capital.

(2)   DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

(3)   TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates, LLP (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $41,393 was required in 2002. The Fund incurred fees of $1,766 in 2002 from the manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $300 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)   PURCHASES AND SALES OF SECURITIES:

For the year ended December 31, 2002, purchase and sale transactions excluding short-term investments, were $8,813,610 and $690,383, respectively.

(5)   CAPITAL SHARE TRANSACTIONS:

At December 31, 2002 there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                           Proceeds               Shares
                                      -------------------     ----------------
Year ended December 31, 2002
            Shares issued                    $10,116,903              474,373
            Shares redeemed                   (1,441,422)             (70,649)
                                      -------------------     ----------------
                 Net increase                 $8,675,481              403,724
                                      ===================     ================


Year ended December 31, 2001
            Shares issued                     $3,065,195              135,472
            Shares redeemed                     (216,684)              (9,661)
                                      -------------------     ----------------
                 Net increase                 $2,848,511              125,811
                                      ===================     ================


(6)   UNREALIZED APPRECIATION:

The U.S. Federal income tax basis of the Fund's investments at December 31, 2002, was $15,306,572, and net unrealized depreciation for U.S. Federal income tax purposes was $243,372, with gross unrealized gains on investments in which fair value exceeded cost totaled $1,680,279 and gross unrealized losses on investments in which cost exceeded fair value totaled $1,923,651.

13

(7)   SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the period, divided by the weighted average of the daily net assets of the Fund.


                                                                                                                   Period Ended
                                                            Year ended December 31,                                 December 31,
                                      2002              2001                 2000               1999                1998(A)
                                   ----------------------------------    -----------------    ---------------    -----------------
Net asset value, beginning
   of period                               $ 23.28           $ 23.02              $ 18.31            $ 16.20              $ 15.00
Income from operations:
      Net investment loss                    (0.01)            (0.12)               (0.14)             (0.14)                   -
      Net realized and unrealized
        gain/(loss) on investments           (4.25)             0.38                 5.89               2.25                 1.20
                                   ----------------   ---------------    -----------------    ---------------    -----------------
            Total from operations            (4.26)             0.26                 5.75               2.11                 1.20

Less distributions from:
      Net realized gain                          -                 -                 (1.04)                -                    -
                                   ----------------   ---------------    -----------------    ---------------    -----------------

            Total distributions                  -                 -                 (1.04)                -                    -
                                   ----------------   ---------------    -----------------    ---------------    -----------------

Net asset value, end of period             $ 19.02           $ 23.28              $ 23.02            $ 18.31              $ 16.20
                                   ================   ===============    =================    ===============    =================

            Total return                   -18.30%             1.13%               31.32%             13.04%                8.00%
                                   ================   ===============    =================    ===============    =================

Ratios/Supplemental Data:
   Net assets, end of period       $   15,659,223        $9,764,322        $   6,762,147          $4,325,499         $  1,566,225
   Expenses to average
      net assets (B)                         1.25%             1.25%                1.25%              1.25%               1.25%*
   Investment income to
      average net assets (C)                 0.37%             0.39%                0.36%              0.32%               1.01%*
   Portfolio turnover rate                   5.49%            10.57%               40.42%             53.07%                0.00%



*  Annualized

(A) From December 15, 1998 (date of commencement of operations) through December 31, 1998.
(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.56%, 1.69%, 1.89%, 1.68% and 1.56% for the years ended December 31, 2002, 2001,
     2000, 1999 and 1998 respectively.
(C) Computed giving effect to investment adviser's expense limitation undertaking.

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Papp Small & Mid-Cap Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Papp Small & Mid-Cap Growth Fund, Inc. (the "Fund"), including the schedule of portfolio investments, as of December 31, 2002, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the four years in the period ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated January 17, 2002.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Papp Small & Mid-Cap Growth Fund, Inc. as of December 31, 2002, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/  Deloitte & Touche LLP

Phoenix, Arizona

January 21, 2003

    THE FOLLOWING REPORT IS A COPY OF THE PREVIOUSLY ISSUED ARTHUR ANDERSEN
          LLP REPORT AND HAS NOT BEEN REISSUED BY ARTHUR ANDERSEN LLP.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Papp Small & Mid-Cap Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Papp Small & Mid-Cap Growth Fund, Inc., (the Fund) including the schedule of portfolio investments, as of December 31, 2001, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ending December 31, 2001 and for the period from commencement of operations (December 15, 1998) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Papp Small & Mid-Cap Growth Fund, Inc. as of December 31, 2001, the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ending December 31, 2001 and for the period from commencement of operations (December 15, 1998) through December 31, 1998, in conformity with accounting principles generally accepted in the United States.


/s/ Arthur Andersen LLP
Los Angeles, California
January 17, 2002

Management of the Fund

         The Board of Directors has overall responsibility for the conduct of the Fund's affairs. Directors hold office until the next meeting of shareholders called for the election of directors and until their successors are elected and qualified. The Fund is not required to hold meetings of shareholders. The Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. Shareholders may remove a director, with or without cause, by the vote of a majority of all the votes entitled to be cast for the election of directors.

         The names of the directors and officers of the Fund, the date each was first elected or appointed to office, their principal business occupations during the last five years, the number of portfolios each oversees and other directorships they hold, are shown below.




                                        DATE FIRST                                          NUMBER OF
                                       ELECTED OR   PRINCIPAL OCCUPATION(S)            PORTFOLIOS IN FUND
     NAME, POSITION(S) AND            APPOINTED TO  DURING PAST                        COMPLEX OVERSEEN BY      OTHER
      AGE AT JANUARY 1, 2003             OFFICE     FIVE YEARS                               DIRECTOR          DIRECTORSHIPS
            -------                      ------     ----------                               --------         -------------
OFFICERS OF THE FUND:

Victoria S. Cavallero, CFA [44]            1998     Partner, L. Roy Papp &                      NA                NA
Vice President                                      Associates, LLP.

George D. Clark, Jr., CFA [63]             1998     Partner, L. Roy Papp &                      NA                NA
Vice President                                      Associates, LLP.

Jeffrey N. Edwards, CFA[44]                1998     Partner, L. Roy Papp &                      NA                NA
Vice President                                      Associates, LLP.

Julie A. Hein, [40]                        1998     Partner, L. Roy Papp &                      NA                NA
Vice President and                                  Associates, LLP.
Assistant Treasurer

Jane E. Couperus, CFA [33]                 2001     Partner, L. Roy Papp &                      NA                NA
Vice President                                      Associates, LLP since 2001; prior
                                                    thereto, Associate, L. Roy Papp &
                                                    Associates, LLP since 1997.

John L. Stull, CFA [38]                    2001     Partner, L. Roy Papp &                      NA                NA
Vice President                                      Associates, LLP since 2001; prior
                                                    thereto, Associate, L. Roy Papp &
                                                    Associates, LLP since 1997 and
                                                    Financial Analyst, Finova Capital
                                                    Group.

Russell A. Biehl, [39]                     2001     Partner, L. Roy Papp &                      NA                NA
Vice President                                      Associates, LLP since 2001; prior
                                                    thereto, Associate, L. Roy Papp &
                                                    Associates, LLP since 1998 and
                                                    Portfolio Manager, Harris Trust
                                                    Bank.



                                        DATE FIRST                                          NUMBER OF
                                       ELECTED OR   PRINCIPAL OCCUPATION(S)            PORTFOLIOS IN FUND
     NAME, POSITION(S) AND            APPOINTED TO  DURING PAST                        COMPLEX OVERSEEN BY      OTHER
      AGE AT JANUARY 1, 2003             OFFICE     FIVE YEARS                               DIRECTOR          DIRECTORSHIPS
            -------                      ------     ----------                               --------         -------------
DIRECTORS WHO ARE INTERESTED PERSONS OF THE FUND:

L. Roy Papp,* [75]                        1998      Partner, L. Roy Papp &                     Five              None
Chairman and Director                               Associates, LLP.

Harry A. Papp, CFA *+  [48]               1998      Partner, L. Roy Papp &                     Five              None
President and Director                              Associates, LLP.

Robert L. Mueller,* [74]                  1998      Partner, L. Roy Papp &                     Five              None
Vice President, Secretary and                       Associates, LLP.
Director

Rosellen C. Papp, CFA *+  [48]            1998      Partner, L. Roy Papp &                     Five              None
Vice President, Treasurer and                       Associates, LLP.
Director

Bruce C. Williams, CFA * [49]             1998      Partner, L. Roy Papp &                     Five              None
Vice President and Director                         Associates, LLP.

DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND:
James K. Ballinger, [51]                  1998      Director, Phoenix Art Museum               Five              None
Director

Amy S. Clague, [68]                       1998      Private investor since 2000;               Five              None
Director                                            prior thereto, Partner, Boyd and
                                                    Clague, bookkeeping services.

Carolyn P. O'Malley, [53]                 1998      Executive Director, Dorrance               Three             None
Director                                            Family Foundation since 2001;
                                                    prior thereto, Director, Desert
                                                    Botanical Garden.


------------------------------------
* Messrs. L. Roy Papp, Harry A. Papp, Robert L. Mueller and Bruce C. Williams and Ms. Rosellen C. Papp are "interested persons" of the Fund, as defined in the Investment Company Act of 1940, because they are Partners of the Adviser.

+ Harry A. Papp is the son of L. Roy Papp and Rosellen C. Papp is the daughter-in-law of L. Roy Papp.
------------------------------------

     The address of Messrs. L. Roy Papp, Harry A. Papp, Robert L. Mueller, Bruce
C. Williams and Ms. Rosellen C. Papp and each of the officers, is 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016; the address of Mr. Ballinger is 322 W. Holly Street, Phoenix, Arizona 85003; the address of Mrs. Clague is 326 East Kaler Drive, Phoenix, Arizona 85020; and the address of Mrs. O'Malley is 4438 E. Camelback Road #155, Phoenix, Arizona 85018.

     The Statement of Additional Information includes additional information about the directors and officers. You may obtain a free copy of the Statement of Additional Information by calling toll-free (800) 421-4004.

     This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.

Dear Fellow Shareholder:

In the year 2002 our Fund did manage to outperform the Russell 2000 Index by a small amount. We were down 18.30% while the Russell 2000 was down 20.28%. Again, the Russell 2000 did a little better than the Standard & Poor's 500 Stock Index, which measures the performance of 500 of the largest American companies. That Index was down 22.10%.

Over the longer-term our Fund continues to outperform the Russell 2000 by a large margin. As the chart on the opposite page indicates, since inception in December, 1998 we were up 32.46% while the Russell 2000 was up 3.86%.

The past year has been a difficult one for investors who continue to be very nervous about world conditions in general and the status of our economy in particular. The terrorist threat continues to occupy the attention of many of our officials and does not appear to be waning. Financial scandals, such as those at Enron, Global Crossing, and World Com, have badly shaken the investment community's faith in our business leadership. While we believe most of the scandals have already been exposed, its effects continue to dampen investor morale. Add to this, the perception of insider trading (Martha Stewart), the strengthening of our dollar versus some other currencies, a fragile international situation including the possibility of a war with Iraq and the recent problem with North Korea, and one can understand that investors are justifiably concerned about the long-term outlook.

When we started this Fund we committed to the purchase of good quality growth stocks with a history of growing sales and earnings. We were determined to avoid "story" stocks such as the dot.coms and other momentum companies where price is based on hope rather than reality. We were also sensitive to the need for selecting individual names rather than placing our investments on groups of stocks within a particular industry on the hope that industry would do well.

We also believed that we should diversify our investments among a variety of industries and that we should not commit a large amount of money to a particular stock. For these reasons we own retail companies such as discount department stores and restaurants, for profit higher education institutions, a number of financial service companies ranging from mutual fund operations to asset administration services, dental supply companies, and software companies. Because smaller companies are subject to competition, cancellations, or extensions of delivery times, they are subject to wide price fluctuations and this is the decision behind our holding a relatively large number of stocks.

For these reasons we believe that over time our good results will continue.

                                                         Best regards,
                                                         /s/ L. Roy Papp
                                                         L. Roy Papp, Chairman
                                                         February 3, 2003